ANNUAL REPORT                                                SEPTEMBER 30, 1999
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                                    PRUDENT
                                      BEAR
                                      FUND

                                 NO-LOAD SHARES
                                 CLASS C SHARES

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                                                         PRUDENT BEAR FUND -
                 NASDAQ COMPOSITE          S&P 500         NO LOAD SHARES
                ------------------        ---------     ---------------------
12/28/95              $10,000               $10,000            $10,000
3/31/96                10,479                10,536              9,519
9/30/96                11,694                11,349              8,880
3/31/97                11,663                12,625              9,018
9/30/97                16,114                15,940              7,420
3/31/98                17,570                18,685              6,822
9/30/98                16,231                17,381              7,691
3/31/99                23,609                22,133              4,866
9/30/99                26,359                22,215              4,910

                    For the period ended September 30, 1999

                                                            Annualized
                                                               Since
                                                           Commencement
                                            One Year       of Operations
                                            ---------     ---------------
    Prudent Bear Fund -
    No Load Shares                         (36.17)%           (17.23)%
    S&P 500                                  27.80%             23.64%
    NASDAQ Composite                         62.37%             29.39%


                                                         PRUDENT BEAR FUND -
                 NASDAQ COMPOSITE          S&P 500         CLASS C SHARES
                ------------------        ---------     ---------------------
2/08/99                 $10,000            $10,000            $10,000
3/31/99                  10,376             10,401              9,331
6/30/99                  11,328             11,134              8,076
9/30/99                  11,585             10,439              9,394


                    For the period ended September 30, 1999

                                                         2/08/99<F1>
                                                           through
                                                           9/30/99
                                                        ------------
    Prudent Bear Fund - Class C Shares                     (6.07)%
    S&P 500                                                  4.39%
    NASDAQ Composite                                        15.85%

<F1> Commencement of operations.

The Standard & Poor's 500 Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks. These charts assume an initial gross investment of $10,000 made on 12/28/95 and 2/08/99 (commencement of operations) for the No Load Shares and Class C Shares, respectively. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

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                                                               November 15, 1999

Dear Shareholder:

The year ended 9/30/99 was a disappointing one for the Prudent Bear Fund, with a 36.2% loss. For the full year, the S&P 500 advanced by 27.8% and the NASDAQ Composite increased by more than 62%. During the first six months of this fiscal year the fund lost 36.7%, however, for the most recent six months, the Fund gained 0.9%, while the S&P 500 advanced by 0.4%, the NASDAQ Composite increased by nearly 12%, and the Morgan Stanley High Tech Index increased by 21%.

In this letter, I will present an analysis of the current market environment, attempt to dispel a few popular myths about the economy and markets, and discuss some important portfolio considerations.

Regardless of all the talk of a "new era", there is absolutely no doubt that we are in the midst of an unprecedented credit bubble. The facts speak for themselves and it is irrefutable that credit growth has reached new extremes since the financial system crisis of the summer and autumn of 1998. During the eighteen months ended this past June, total domestic non-financial debt increased $1.553 trillion, or more than 10%. At the same time, our financial system took on unprecedented leverage. Financial sector borrowings grew $1.626 trillion, or almost 30%. Household mortgage debt increased $563 billion, while corporate debt expanded $642 billion. Since June 30, 1998, broad money supply
(M3) has increased $662 billion, or almost 12%. Money market fund assets have grown $357 billion, or 30%.

This unprecedented money and credit expansion has had a profound effect, adding incredible fuel to the US financial and economic bubble. Nowhere has this been more conspicuous than in the stock market, where, since the lows of early October 1998, the Dow Jones Industrials gained 40%, the NASDAQ 100 160%, the Morgan Stanley High Tech index more than 200%, the NASDAQ Telecommunications index 170%, the Philadelphia Semiconductor index 240%, and The Street.com Internet index 480%.

This massive injection of credit has also stimulated a tremendous growth in real estate prices. Some characterize this as "wealth creation", but we believe that in many areas these rising prices are bubbles that will "pop." The problem with bursting asset bubbles is that "debt is forever" and therefore still must be repaid, even after underlying asset prices decline. Strong price increases have been registered throughout the country with dangerous price bubbles developing in California, greater Seattle, much of the Northeast and many other major metropolitan areas. In spite of the spike in real estate prices, Americans' equity in their own homes has been declining rapidly. That's because increased homeowner "equity" has been extracted and used to fuel additional gains for the stock market bubble and an overheated bubble economy. It is now patently clear that higher stock and real estate prices have become locked in a self-feeding asset bubble.

The private sector has been on a historic borrowing binge both in the household and business sectors. Due to accommodative credit conditions and an euphoric mood, households have added a record amount of debt over the last year. Residential mortgage borrowings in 1999's first half were 79% higher than they were in 1997. The government sponsored enterprises (GSE's) of Fannie Mae, Freddie Mac and the Federal Home Loan Bank System have increased their holdings of debt by 40% over the last six quarters. Businesses have also increased their borrowing dramatically over the last eighteen months. Unfortunately, economic history teaches us that there is no way to avoid the inevitable painful adjustment after years of excess.

We believe strongly that financial and economic historians will look back and recognize that this precarious bubble economy and stock market should have been pierced last fall. After years of reckless speculating and leveraging in the financial system and endemic credit excess-induced economic distortions to the real economy, it appeared that the inevitable and necessary adjustment period was at hand. Let it be stressed here that at junctures like this throughout financial history there rarely exists a constituency to push policy-makers to make the requisite policy adjustments to slow the economy, since such adjustments inevitably entail significant amounts of dislocation and pain. We note this if only to explain, but certainly not rationalize, the policy actions (or lack of them) which our monetary officials

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have adopted in the past several months. After all, central bankers are not elected politicians; their role (in the words of former Fed chairman, William McChesney Martin), is to take away the punch bowl, before the party really gets going.

But rather than allowing the natural adjustments to take place, the Federal Reserve, quasi-government institutions, such as Fannie Mae, Freddie Mac, the Federal Home Loan Bank System, and many large banks and securities firms instead aggressively created enough credit and financial market liquidity to keep the party going. And go on it has, with a momentous and unacceptable cost that we believe will fester for many years to come. We already have a labor shortage in this country, with companies being unable to find skilled workers and with the unemployment rate for college graduates at an extraordinarily low 1.7% rate.

As we analyze the current environment, we are left pondering how our financial system has been allowed to run so out of control. The U.S. stock market has developed into no more than a wild and precarious casino dominated by unprecedented leveraged speculation - a true "house of cards." This is a genuine travesty as our stock market is the crucial capital allocation mechanism for our society. When capital is scarce, as it is to a culture that is generating no current savings, but must borrow from abroad, this allocation of capital becomes even more critical. One result is that huge sums of capital are being misallocated into what will be revealed to be imprudent investments. This "malinvestment" is one of many links from today's stock market bubble to the U.S. economy. The proliferation of these marginal companies will compound the inevitable economic downturn.

Why have we not learned anything from the history of past economic bubbles? It is unfortunate that our financial authorities have chosen to sit back and let this bubble run, and at critical points where it seems close to ending, they act to perpetuate it. They believe they can fix the system's problems through intelligent policy-making, but my phrase for this is that "it's dangerous to mess with Mother Nature." But that is exactly what policy-makers have done when they have interfered with free markets to prolong the bubble economy. Unfortunately, there is going to be a huge price to pay because they have shunned their responsibility to protect the soundness and stability of our financial system. Repeated moves to "fix" the system through injections of liquidity have instead simply added more debt to the system and prolonged, and thereby worsened, the ultimate outcome. A notable byproduct of this monetary laxity has been the creation by the Federal Reserve of a climate of "speculation without tears." Since the Fed began underwriting those who lost money in Mexico, Korea and Russia, respectively, there has been a clear incentive to employ more leverage. The Federal Reserve's successive lifeboat launches have as a consequence created a huge moral hazard problem. In 1993, few hedge funds used leverage of more than 3-5 times. Today, the banks use many times this figure and Long Term Capital's rumored leverage was 300 times. But with each inevitable accident, the Fed has refused to allow market participants to be punished for the consequences of their folly. As a result, the financial markets have become even more persuaded of their invincibility, as evidenced by endemic leveraged speculation.

This is a "textbook" mania and, in this respect, it is not confusing as it bears much in common with other periods of intense financial speculation. There will be many books written about this period and analysts and historians will pontificate for decades about why this happened. We believe policy-makers simply overestimated their own abilities to control markets and economies when the failure of centrally planned economies should have made it obvious that such efforts were ultimately ill-advised. All the same, after a wild year, we are simply left in awe of the incredible power of a speculative mania and asset bubble that has been allowed to grow unfettered because the policy-makers were unwilling to "take the punchbowl away." As much as we have read and studied previous manias, there is no way to appreciate them until you live through one.

We reiterate that we are not just witnessing an overvalued stock market. We have a massively distorted real economy, which borrows from foreigners to finance the continuation of this bubble, thereby perpetuating even more extreme imbalances and rising levels of debt. Because these conditions have created egregious excesses that must eventually be corrected, the economy and stock market will have to go through years of painful adjustment as a consequence, with negative implications for all US asset classes -stocks, bonds, and the dollar itself.

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THE DOLLAR & OUR CURRENT ACCOUNT DEFICIT

In this regard, we believe it is most illuminating to compare the current state of the US economy with that of Asia prior to the latter's financial crisis in 1997-98. Like the so-called "miracle economy" of the US circa 1999, the Asian countries of 1997 had economies marked by fiscal surpluses and low shares of government as a percentage of GDP. However, in some countries, such as Malaysia, Thailand, and Korea, there were very large current account deficits that were matched by large private sector savings deficits. The combination proved to be especially combustible when the crisis came, since private household and corporate borrowers, who are weaker debtors than governments and quasi-public institutions, proved to be especially vulnerable when foreign sources of finance withdrew en masse.

Let us now look at the US from this perspective. With the US bubble flourishing, US federal, state, and local governments are generating a combined fiscal surplus of 1.5% of GDP. The US current account deficit is fast approaching 4% of GDP. Given the shortfalls in both US household and corporate savings, the large private sector deficit of the US must now be largely financed with borrowings from the rest of the world.

This external financing requirement is now growing exponentially. Years of chronic current account deficits in the 1990s have made the US a significant net debtor nation akin to those who spawned the LDC crisis in the early 1980s. The economic models devised during the latter period (by people like then-chief economist at the World Bank, Lawrence Summers), imply that such an outcome will place the American economy on an explosive external debt path. These "debt trap dynamics", in which debt rises inexorably relative to GDP, have catastrophic implications for economic prospects.

The dollar remains key to the US bubble. One misconception, which we must dispel, is the belief that the "King Dollar" is destined to flourish indefinitely. Current excesses are in the process of ensuring a crippled dollar for years to come. Sure, our behemoth financial sector has an amazing ability and willingness to perpetuate this aged bubble. But one of these days, foreigners will almost certainly say, "enough is enough" and head for the exits. When that day comes, the dollar must fall and/or interest rates must rise. If foreign holders of dollar obligations sell, they will set in motion a sharp decline in the value of the dollar. They are also certain to demand much higher interest rates to hold these dollars. For this reason, we expect a chronic US current account deficit and mounting external debt to raise US interest rates. And this rise in US interest rates, by speeding up the compounding of the interest due on the US external debt, will make the debt trap dynamics into which the US economy has entered ever more vicious.

To grow our way out of this crisis seems implausible, given that even today the booming US economy requires increasing amounts of incremental credit to grow at all. Our economy recently required $5.30 in incremental private credit growth to generate $1.00 in GDP growth, compared to roughly $1.00-$1.50 from 1962 -1982, and about $3.00 before last year. This massive amount of incremental credit was required to perpetrate the nation's financial bubble, as we pointed out in our semi-annual report six months ago. Domestic household savings rates have collapsed and are now negative for the first time in the post-war period. Meanwhile, the corporate sector is, incredibly, retiring equity with debt close to the tune of 2% of GDP a year through share buybacks. This implies massive private debt issuance, which is dependent upon foreign creditors.

We are simply amazed by the complacency surrounding the current account and trade deficits. Admittedly, the economy was able to rectify its current account imbalances during the 1980s without severe adverse consequences for growth and US asset values. However, the comparison with the 1980s is highly inappropriate and misleading. In the 1980s, faced with a high current account deficit, US policy-makers exhorted our foreign economic partners to take measures to reduce our burgeoning trade deficit. Our efforts met with some success. Japan adopted an ultra-easy monetary policy and a boom there and throughout Asia ensued. Because of boom conditions and a strong current account, Japan also agreed to orderly marketing arrangements that limited their exports of cars and semiconductors to the US. Today, Japan is struggling to escape a decade of recession. Measures to stimulate domestic demand have met so far with limited success. Japan may well recover, but with interest rates at zero and the fiscal deficit at 10% of GDP, Japan cannot repeat its "global locomotive act" of the 1980s for the US.

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Europe as well has suffered from long stagnation and huge unemployed resources.
Interest rates are low. The Stability Pact embodied in the Treaty of European Monetary Union, precludes huge fiscal stimulus. European policy-makers therefore will not readily adopt policies to reduce the US trade deficit.

The emerging world too has just gone through two years of severe recession and economic dislocation. The turmoil inflicted on these economies by mobile global capital flows has been huge. Policy-makers in many of these countries no longer welcome or trust foreign capital. As a consequence, these countries, particularly in Asia, now have bunker mentalities that are driving them toward neo-mercantilist policies. They want to keep their exchange rates undervalued, cling to current account surpluses, and move with even greater urgency to develop manufactured exports and substitutes for imports. The most recent trade data with Asia reflects this new trend. So the historic analogy of the 1980s should not provide too much comfort to the bulls.

One would think that at least our policy-makers would begin to worry about the implications of an ever rising current account deficit. Big names like former Fed governor Larry Lindsey, and MIT economist Paul Krugman, are beginning to sound the alarm. Given his past academic work, Treasury Secretary Summers must also be concerned. Further illustrating this apparent complacency on the part of officialdom is a statement from Mr. William Poole, President of the Federal Reserve Bank of St. Louis: "There is no necessary reason why the trade deficit cannot continue forever. The United States is such a wonderful place in which to invest today. You should not believe that there is any necessary day of reckoning as a consequence of the current trade deficit. I don't think the trade deficit is a problem." Many intelligent economists also subscribe to the belief that the trade deficit is simply filling the gap of what is essentially a capital account surplus. We disagree completely and believe that massive trade deficits are flooding the world with dollars in a process that is not sustainable.

The US has been able to attract capital because of its currently strong capital markets, vibrant economy and the dollar's status as the world's reserve currency. But, because the US issues the world's reserve currency, foreigners have perhaps been willing to tolerate the US getting more deeply into debt than they would a country such as Mexico, Russia, or Korea. Paradoxically, the dollar's reserve currency status, temporarily at least, has encouraged further debt growth and, consequently, even greater vulnerability.

However, in the long run, any indebted country caught in explosive debt spiral - EVEN THE ISSUER OF THE WORLD'S RESERVE CURRENCY - will prove to be an untenable borrower. At the point at which this is collectively recognized, the US will go from being the issuer of the world's reserve currency to the world's greatest profligate. A quantum change in global portfolio preferences will ensue.

When the stock market eventually collapses as we expect, we believe the dollar will decline precipitously. However, the currency could also decline first, helping to burst the US financial bubble. Much depends on the actions of our major global trade partners. If they grow tired of financing our bubble, or perhaps lose faith in the Federal Reserve's stewardship over the US financial system, the dollar will decline.

EFFICIENT ALLOCATION OF CAPITAL & TECHNOLOGY REVOLUTION

On more than one occasion, Federal Reserve Chairman Alan Greenspan has credited the current US prosperity to the extraordinary efficiency of our financial system in allocating our economy's savings to productive investment. He has also spoken at length about the great advances in technology. We, on the other hand, have long disagreed. It is not our financial system's skill at allocating capital that is behind the boom, but instead, our system's amazing propensity towards credit and speculative excess that has and continues to fuel a precarious financial and economic bubble. "Malinvestment" and allocation to initial public offerings with little hope of profitability are further characteristics of the current financial excesses. Furthermore, a recent study by Professor Robert Gordon of Northwestern University suggests that the increase in reported US productivity since the beginning of 1996 has been a chimera, as the vast majority of the increase has come in computer manufacturing, which does not affect 99% of the rest of our economy. His work concludes that, if anything, when adjusted for this issue, which largely reflects changes in statistical procedures and transitory factors,

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trend productivity in the US economy has actually fallen. Furthermore, Gordon's work provides good evidence that the widespread belief (expressed above by Alan Greenspan) that the increased application of computers throughout the economy has resulted in unprecedented gains in productivity which cannot be accurately measured is, in fact, without substance.

TECHNOLOGY STOCKS: Yet the myth of high tech has continued unabated. In the past, the high tech industry had a stable cycle with peak revenue growth of 40% per annum, trough growth on either side of zero, and a fairly constant four-year cyclicality. Computer and semiconductor companies have followed this revenue cycle during the past four years. Since 1996, however, revenue growth in these industries has fallen into an unprecedented protracted phase of decline. But the stocks have nevertheless soared to an unprecedented degree. Illustrative of this mania, the six largest high tech companies now account for 14% of the entire stock market capitalization. These six companies - Microsoft, Dell, Intel, IBM, Cisco, and Lucent - are valued at a level equivalent to almost half the GDP of the world's second largest economy, Japan. Are we approaching something here that is reminiscent of the peak of the Japanese real estate bubble, when the land around the Imperial Palace in Tokyo was said to be equal to the value of all the land in the state of California?

There is little sign that industry fundamentals will improve to a point where they justify today's outrageous valuations. A surge in consumer sales spurred by price cuts may have just abated. The surge in Y-2K related corporate purchases has now ended. Sustained global competition amidst market saturation persists. So removed is the high tech sector from its fundamentals that we doubt if yet another injection of liquidity in the event of a sharp stock market fall could reverse the fortunes of this stock group.

STOCK MARKET ACTION & PORTFOLIO COMMENTS: The high tech sector has continued to provide leadership in this market but the overall breadth of the market is unimpressive, which traditionally indicates that a major change in direction is soon forthcoming. We are certainly of the view that the technology sector is in the midst of an historic speculative run that could mark a top for years to come.

It has been extraordinarily difficult to manage a mostly short portfolio in the recent environment, as just when it appears that some air is coming out of this bubble, weakness abruptly gives way to a turnaround. The rally which usually follows off the back of such turnarounds then proceeds until it develops into a panic buying melt-up, which then eventually gives way to an abrupt market decline. This has been the characteristic pattern of the market over the past six months or so. Unprecedented proliferation of stock and equity index derivative trading is a major factor fueling serious market distortions. It is interesting that both buying puts and writing calls can provide great fuel for market advances. As stock prices rise, the writers of these call options are forced to purchase the underlying stocks to protect against further losses. These purchases only amplify market strength, which incites greater speculation and more derivative-related purchases. Once you add in aggressive short covering you have all the ingredients for market dislocation. Almost certainly, these are the dynamics responsible for the recent near "buyers' panic" in many stocks and groups, and not the underlying fundamentals. Derivatives are the bubble's best friend.

With the NASDAQ continuing to lead the market, primarily with high technology stocks, we still remember how volatile the 1987 market was. In that year, tech stocks made one final 10% speculative run over a two-week period with the Pacific Stock Exchange Technology index setting a record high on October 5th, only two weeks before the crash. Technology stocks were then decimated, losing about 40% of their value in the fifteen trading sessions following their record high. This illustrates how quickly the decline can occur.

I would like to point out one important element relating to our fund. We will likely lose money in nearly every quarter if the market advances strongly. This is caused by our regular commitment to gaining significant exposure to a meaningful market decline through "put" options, and to the diversified nature of our short stock portfolio. We attempt to keep our losses under control through careful stock selection, but in this mania and dislocated environment, the stocks with the most negative fundamental stories often rise the most. We are managing our positions as tactically as possible, trying to avoid stocks that are heavily shorted and by emphasizing securities that have been underperforming the market. This, however, is still a difficult struggle in a volatile and sharply rising market. Now

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remember, we do not expect this market to keep rising for much longer, but it is impossible to predict exactly when this mania will end. Currently, the signs are everywhere that we're close to an end with bonds being in a bear market for over a year, and with the economy so overheated and distorted that the Fed is being forced to tighten.

We realize that losses in our fund are incredibly frustrating to shareholders, as they are to us. However, investors using the Prudent Bear Fund to hedge long positions when the market is advancing can be considered to be incurring "opportunity costs" of not being "more long" in a rising market. A portfolio that is 50% long instead of 80% long is less risky, but will also obviously earn a lower return in a rising market. Unfortunately, when a bearish fund is used to accomplish this reduced equity allocation, this lower return will be reflected in a loss on your mutual fund statement. This is nonetheless a significant emotional hurdle that must be overcome, as it is always difficult to justify holding declining investment assets. Another way to look at this hedge is to equate it with a person's checking account balance. The account balance would be higher at the end of the year (in hindsight) had he not purchased any health, homeowners or life insurance. However, most individuals understandably are not willing to accept the risk of being uninsured. At the end of the year, as a Monday morning quarterback, one might have wished he had never bought the insurance, but that feeling should not prevent him from buying the insurance in the following year. The same point could be made about a Prudent Bear investment.

A final point should be made about using our fund for risk reduction. Most individuals possess what I refer to as a "three-legged stool" in their financial life, comprised of their "paycheck", their house and their investment portfolio. Today, all of these legs for most individuals are dependent on this strong "bubble" economy, and therefore the Prudent Bear Fund should be viewed as a risk reduction vehicle to help "hedge" all three "legs", instead of just an investment portfolio. Please keep that in mind as you consider the future.


/s/ David W. Tice

David W. Tice

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                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors
and Shareholders
of Prudent Bear Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments and of securities sold short, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudent Bear Fund (the "Fund") at September 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where broker confirmations were not received, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
November 12, 1999


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STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999
ASSETS:
  Investments, at value (cost $198,122,355)                       $201,317,785
  Cash                                                               2,189 250
  Deposit at brokers for short sales                                 2,881,854
  Receivable from broker for proceeds on securities sold short     140,205,761
  Receivable for investments sold                                    9,525,969
  Capital shares sold                                                5,743,915
  Dividend receivable                                                   32,429
  Interest receivable                                                1,893,736
  Organizational expenses, net of accumulated amortization               7,686
  Other assets                                                          49,925
                                                                  ------------
  Total Assets                                                     363,848,310
                                                                  ------------
LIABILITIES:
  Securities sold short, at value (Proceeds of $144,400,013)       133,701,771
  Payable for securities purchased                                   6,312,180
  Payable for futures contracts                                        222,350
  Capital shares redeemed                                            2,358,771
  Payable to Adviser                                                   193,102
  Dividends payable on short positions                                  82,398
  Accrued expenses and other liabilities                               309,368
                                                                  ------------
  Total Liabilities                                                143,179,940
                                                                  ------------
NET ASSETS                                                        $220,668,370
                                                                  ============

NET ASSETS CONSIST OF:
  Capital stock                                                   $301,809,790
  Accumulated undistributed net investment income                    4,103,787
  Accumulated undistributed net realized loss on
    investments sold, securities sold short and option contracts
    expired or closed                                             (99,718,714)
  Net unrealized appreciation on:
  Investments                                                        3,195,430
    Short positions                                                 10,698,242
    Futures contracts                                                  579,835
                                                                  ------------
TOTAL NET ASSETS                                                  $220,668,370
                                                                  ============

NO LOAD SHARES:
  Net Assets                                                      $220,461,576
  Shares Outstanding (250,000,000 shares of $.0001 par
    value authorized)                                               48,909,331
  Net Asset Value, Redemption Price and Offering Price Per Share         $4.51
                                                                  ============

CLASS C SHARES:
  Net Assets                                                          $206,794
  Shares Outstanding (250,000,000 shares of
    $.0001 par value authorized)                                        46,101
  Net Asset Value, Redemption Price and Offering Price Per Share         $4.49
                                                                  ============


                     See notes to the financial statements.


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STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1999
INVESTMENT INCOME:
  Interest income                                                   $8,977,641
  Dividend income on long positions (net of foreign
    taxes withheld of $11,969)                                          93,436
                                                                  ------------
  Total investment income                                            9,071,077
                                                                  ------------
EXPENSES:
  Investment advisory fee                                            1,786,648
  Administration fee                                                    95,375
  Shareholder servicing and accounting costs                           196,890
  Custody fees                                                         137,605
  Federal and state registration                                        72,983
  Professional fees                                                    101,619
  Distribution expense - No Load shares                                357,186
  Distribution expense - Class C shares                                    576
  Reports to shareholders                                               33,221
  Directors' fees and expenses                                           2,620
  Amortization of organizational expenses                                6,015
  Other                                                                 30,089
                                                                  ------------
  Total operating expenses before dividends on short positions       2,820,827
  Dividends on short positions (net of foreign
    taxes withheld of $2,774)                                          399,027
                                                                  ------------
  Total expenses                                                     3,219,854
                                                                  ------------
  NET INVESTMENT INCOME                                              5,851,223
                                                                  ------------
REALIZED AND UNREALIZED GAIN(LOSS)
  ON INVESTMENTS:
  Realized loss on:
    Long transactions                                              (7,029,855)
    Short transactions                                            (44,954,560)
    Option contracts expired or closed                            (26,291,443)
    Futures contracts closed                                         (954,844)
  Change in unrealized appreciation/depreciation on:
  Investments                                                        9,821,465
    Short positions                                                (8,663,155)
    Written options                                                   (49,630)
    Futures contracts                                                  579,835
                                                                  ------------
  Net realized and unrealized loss on investments                 (77,542,187)
                                                                  ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS             ($71,690,964)
                                                                 =============

                     See notes to the financial statements.

--------------------------------------------------------------------------------
 PRUDENT BEAR FUND
--------------------------------------------------------------------------------



STATEMENT OF CHANGES IN NET ASSETS


                                            Year Ended           Year Ended
                                        September 30, 1999   September 30, 1998
                                       --------------------  ------------------
OPERATIONS:
  Net investment income                       $5,851,223          $3,016,706
  Net realized loss on:
    Long transactions                        (7,029,855)           (916,024)
    Short transactions                      (44,954,560)         (6,787,121)
    Option contracts expired or closed      (26,291,443)         (2,373,656)
    Futures contracts closed                   (954,844)         (1,560,074)
  Change in unrealized appreciation/
      depreciation on:
    Investments                                9,821,465         (7,576,636)
    Short positions                          (8,663,155)          18,814,797
    Written options                             (49,630)              64,704
    Futures contracts                            579,835                   -
                                            ------------        ------------
  Net increase (decrease) in net assets
      resulting from operations             (71,690,964)           2,682,696
                                            ------------        ------------
DISTRIBUTIONS TO NO LOAD SHARE SHAREHOLDERS
  FROM NET INVESTMENT INCOME                 (4,243,854)         (1,895,943)
                                            ------------        ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                  571,891,273         457,679,213
  Shares issued to holders in
     reinvestment of dividends                 3,546,118           1,507,668
  Cost of shares redeemed                  (452,525,566)       (312,781,980)
                                            ------------        ------------
  Net increase in net assets resulting from
  capital share transactions                 122,911,825         146,404,901
                                            ------------        ------------
TOTAL INCREASE IN NET ASSETS                  46,977,007         147,191,654

NET ASSETS:
  Beginning of period                        173,691,363          26,499,709
                                            ------------        ------------
  End of period (including undistributed
  net investment income of $4,103,787 and
  $2,492,208, respectively)                 $220,668,370        $173,691,363
                                            ============        ============

                     See notes to the financial statements.

--------------------------------------------------------------------------------
 PRUDENT BEAR FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of beneficial interest outstanding throughout each period.


                                                             Class C Shares
                                           No Load Shares   Feb. 8, 1999<F1>                                      Dec. 28, 1995<F1>
                                             Year Ended          through           Year Ended       Year Ended         through
                                           Sept. 30, 1999    Sept. 30, 1999      Sept. 30, 1998   Sept. 30, 1997    Sept. 30, 1996
                                          ---------------  ------------------   ---------------  ----------------  ----------------

Per Share Data:

   Net asset value, beginning of period           $7.34             $4.78             $7.29             $8.88           $10.00
                                             ----------        ----------        ----------        ----------       ----------

Income from investment operations:
  Net investment income<F2>                    0.19<F3>          0.09<F3>          0.29<F3>          0.62<F3>             0.09
  Net realized and unrealized (losses)
     on investments                              (2.82)            (0.38)            (0.01)            (2.06)           (1.21)
                                             ----------        ----------        ----------        ----------       ----------
  Total from investment operations               (2.63)            (0.29)              0.28            (1.44)           (1.12)
                                             ----------        ----------        ----------        ----------       ----------
Less distributions from net investment income    (0.20)                 -            (0.23)            (0.15)                -
                                             ----------        ----------        ----------        ----------       ----------
Net asset value, end of period                    $4.51             $4.49             $7.34             $7.29            $8.88
                                             ==========        ==========        ==========        ==========       ==========
Total return                                    -36.17%        -6.07%<F4>             3.66%           -16.44%      -11.20%<F4>

Supplemental data and ratios:
  Net assets, end of period (000's)            $220,462              $207          $173,691           $26,500           $7,326
  Ratio of operating expenses to average
     net assets<F5>                               1.97%         2.74%<F6>             2.08%             2.59%    2.75%<F6><F7>
  Ratio of dividends on short positions to
     average net assets                           0.28%         0.32%<F6>             0.28%             0.34%        0.34%<F6>
  Ratio of net investment income to
     average net assets                           4.09%         3.25%<F6>             4.34%             7.75%    4.07%<F6><F7>
  Portfolio turnover rate<F8>                   536.56%           536.56%           480.25%           413.25%           91.31%


<F1> Commencement of operations.
<F2> Net investment income before dividends on short positions for the No Load
     Shares for the periods ended September 30, 1999, September 30, 1998, September 30, 1997 and September 30, 1996 was $0.21, $0.30, $0.65 and
     $0.10, respectively, and for the period ended September 30, 1999 for the Class C Shares was $0.09.
<F3> Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
<F4> Not annualized.
<F5> The operating expense ratio excludes dividends on short positions. The ratio including dividends on short positions for the No Load Shares for the periods ended September 30, 1999, September 30, 1998, September 30, 1997 and September 30, 1996 was 2.25%, 2.36%, 2.93% and 3.09%, respectively, and for the period ended September 30, 1999 for the Class C Shares was 3.06%.
<F6> Annualized.
<F7> Without expense reimbursements of $104,260 for the period ended September
     30, 1996, the ratio of operating expenses to average net assets would have been 8.64% and the ratio of net investment loss to average net assets would have been (1.83)%.
<F8> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements.

--------------------------------------------------------------------------------
 PRUDENT BEAR FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1999


SHARES                                                                VALUE
--------                                                             ------
             COMMON STOCKS - 16.4%*
             BASIC MATERIALS - 9.3%*
   78,500    AngloGold Limited - ADR<F3>                         $2,467,844
  120,000    Ashanti Goldfields Company Ltd. - GDR<F3>              945,000
  315,900    Birch Mountain Resources Ltd.**<F3>                    253,666
  884,874    Black Hawk Mining Inc.**<F3>                            93,335
2,477,400    Campbell Resources Inc.**<F3><F5>                      851,606
3,775,500    Canarc Resource Corporation**<F3> <F5>                 668,003
1,350,000    Canyon Resources Corporation**<F5>                     590,625
   50,000    Coeur d'Alene Mines Corporation**                      234,375
   50,000    Compania de Minas Buenaventura S.A. - ADR<F3>          865,625
  310,000    Donner Minerals Ltd.**<F3> <F5>                         25,315
   73,700    Dundee Precious Metals, Inc. - Class A**<F3>           536,638
3,100,000    Dynatec Corporation**<F3>                              928,207
2,639,500    ECUSilver Mining Inc.**<F3>                            359,238
       50    Exploration Capital Partners, LP
             (Acquired 10/14/98, Cost $1,000,000)**<F4>r          1,107,198
   60,000    Goldcorp Inc. - Class A**<F3>                          393,750
  442,800    Golden Star Resources Ltd.**<F5>                       332,100
   55,000    Homestake Mining Company                               505,313
   30,000    IAMGOLD, International African Mining
             Gold Corporation**<F3>                                  72,474
2,150,000    International Uranium Corporation**<F3>                395,032
  200,000    Kinross Gold Corporation**<F3>                         575,000
  990,738    Maxam Gold Corporation**                               128,796
   30,000    Meridian Gold Inc.**<F3>                               204,375
  350,000    Metalline Mining Co. Inc.
             (Acquired 4/8/99, Cost $350,000)**<F2><F4>r          1,190,000
1,050,000    Miramar Mining Corporation**<F3>                       777,000
  440,399    Pan American Silver Corporation**<F3> <F5>           3,192,893
  175,000    Pangea Goldfields Inc.**<F3>                           404,900
   55,833    Randgold & Exploration Company Ltd.  - ADR**<F3>       223,332
  800,000    Rio Narcea Gold Mines, Ltd.**<F3>                    1,061,586
  100,000    Southwestern Gold Corporation**<F3>                    313,032
  552,400    TVX Gold Inc.**<F3> <F5>                               690,500
   91,500    Viceroy Resource Corporation**<F3>                      95,267
1,750,000    William Resources Inc.**<F3>                            77,407
                                                                -----------
                                                                 20,559,432
                                                                -----------
             CHEMICALS - 0.6%*
  145,000    Borden Chemicals and Plastics Limited Partnership**    589,062
   50,000    Olin Corporation                                       681,250
                                                                -----------
                                                                  1,270,312
                                                                -----------
             CONSUMER-CYCLICALS - 0.0%*
1,120,000    LS Capital Corporation**<F5>                            23,520
  300,000    LS Capital Corporation
             (Acquired 2/19/98, Cost $87,000)**<F2><F4>               5,370
                                                                -----------
                                                                     28,890
                                                                -----------

SHARES                                                                VALUE
--------                                                             ------

            SCHOOLS - 0.0%*
  12,600    Computer Learning Centers, Inc.**<F1><F5>              $46,462
                                                               -----------

            ENTERTAINMENT & LEISURE - 0.3%*
1,100,000   Restaurant Brands New Zealand Limited<F3>              738,484
                                                               -----------

            FINANCIAL SERVICES - 0.4%*
  70,000    JBOxford Holdings, Inc. **<F1>                         538,125
   9,682    Metris Companies Inc.<F1>                              285,014
                                                               -----------
                                                                   823,139
                                                               -----------

            HEALTH CARE - 2.8%*
 339,485    Avigen, Inc.**                                       4,073,820
  12,000    Eclipse Surgical Technologies, Inc.**                  198,000
 100,000    Genome Therapeutics Corp.**                            400,000
  20,000    The Immune Response Corporation**<F1>                   97,500
 666,666    NexMed, Inc.
              (Acquired 9/30/99, Cost $999,666)**<F4>r             999,666
  15,000    Organogenesis Inc.**<F1>                               111,563
  87,300    Scios Inc.**                                           321,919
                                                               -----------
                                                                 6,202,468
                                                               -----------

            TECHNOLOGY - 2.3%*
 100,000    AHT Corporation**                                      290,625
   5,000    Amazon.com, Inc.**<F1>                                 399,687
   3,500    DellComputer Corporation**<F1>                         146,344
  34,000    Digital River, Inc.**<F1>                              739,500
     200    Exchange Applications, Inc.**                            5,812
   4,000    Intel Corporation<F1>                                  297,250
  23,000    Microchip Technology Incorporated**<F1>              1,181,625
  16,200    Seagate Technology, Inc.**<F1>                         499,163
   2,000    SoftNet Systems, Inc.**<F1>                             48,750
   8,000    theglobe.com, inc.**<F1>                               109,500
  50,000    uBid, Inc.**<F1>                                     1,318,750
     500    Yahoo! Inc.**<F1>                                       89,750
                                                               -----------
                                                                 5,126,756
                                                               -----------

            TEXTILE - 0.4%*
 160,000    Cone Mills Corporation**                               780,000
                                                               -----------

            TRANSPORTATION - 0.2%*
 175,000    Transportacion Maritima Mexicana
              SA de CV - ADR<F3>                                   492,188
                                                               -----------

            WHOLESALE PRODUCTS - 0.1%*
  70,700    Opta Food Ingredients, Inc.**                          207,681
                                                               -----------

            TOTAL COMMON STOCKS
             (Cost $37,771,588)                                 36,275,812
                                                               -----------

                     See notes to the financial statements.

--------------------------------------------------------------------------------
 PRUDENT BEAR FUND
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (CONT.)
SEPTEMBER 30, 1999


CONTRACTS (100 SHARES PER CONTRACT)                                   VALUE
------------------------------------                                 ------

            CALL OPTIONS PURCHASED - 2.5%*
            Gold 100 Ounce Futures:
   5,000       Expiration June 2000,
               Exercise Price $350.00<F4>                       $2,900,000
   6,500    Expiration June 2000,
               Exercise Price $370.00<F4>                        2,470,000
     500    Pan American Silver Corporation
               Expiration December 1999,
               Exercise Price $5.00                                118,750
     400    Philadelphia Stock Exchange Gold and Silver Index:
               Expiration November 1999,
               Exercise Price $100.00                               50,000
                                                               -----------

            TOTAL CALL OPTIONS PURCHASED
                (Cost $951,500)                                  5,538,750
                                                               -----------

            PUT OPTIONS PURCHASED - 2.5%*
     200    ADC Telecommunications, Inc.
               Expiration October 1999,
               Exercise Price $35.00                                   200
            Alliance Capital Management L.P.:
     200       Expiration October 1999,
               Exercise Price $30.00                                52,500
      50       Expiration November 1999,
               Exercise Price $25.00                                 2,812
     200    Amazon.com, Inc.
               Expiration October 1999,
               Exercise Price $60.00                                12,500
            Ambac Financial Group, Inc.:
     100       Expiration November 1999,
               Exercise Price $45.00                                17,500
     100       Expiration November 1999,
               Exercise Price $50.00                                41,875
     200    American Express Company
               Expiration October 1999,
               Exercise Price $120.00                               15,000
            AmeriCredit Corp.:
     200       Expiration October 1999,
               Exercise Price $10.00                                   200
      50       Expiration October 1999,
               Exercise Price $12.50                                    50
     250    AMR Corporation
               Expiration November 1999,
               Exercise Price $55.00                                82,812

CONTRACTS (100 SHARES PER CONTRACT)                                  VALUE
------------------------------------                                 ------


            Apple Computer, Inc.:
     100       Expiration October 1999,
               Exercise Price $60.00                               $16,250
     200       Expiration October 1999,
               Exercise Price $65.00                                80,000
     150    Applebee's International, Inc.
               Expiration October 1999,
               Exercise Price $30.00                                 3,281
     100    Applied Materials, Inc.
               Expiration October 1999,
               Exercise Price $80.00                                46,875
            Associates First Capital Corporation - Class A:
     100       Expiration October 1999,
               Exercise Price $30.00                                   100
     100       Expiration October 1999,
               Exercise Price $35.00                                 8,750
            Bally Total Fitness Holding Corporation:
     200       Expiration October 1999,
               Exercise Price $30.00                                28,750
      20       Expiration November 1999,
               Exercise Price $30.00                                 5,000
            Bank of America Corporation:
     100       Expiration October 1999,
               Exercise Price $50.00                                 3,125
     100       Expiration October 1999,
               Exercise Price $60.00                                46,250
     100       Expiration November 1999,
               Exercise Price $55.00                                27,812
     200    BankBoston Corporation
               Expiration November 1999,
               Exercise Price $45.00                                65,000
     100    Bed Bath & Beyond Inc.
               Expiration October 1999,
               Exercise Price $27.50                                 1,563
            The Black & Decker Corporation:
     100       Expiration October 1999,
               Exercise Price $50.00                                44,375
     100       Expiration November 1999,
               Exercise Price $50.00                                53,750
     100    Carnival Corporation
               Expiration October 1999,
               Exercise Price $45.00                                24,062

                     See notes to the financial statements.

--------------------------------------------------------------------------------
 PRUDENT BEAR FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONT.)
SEPTEMBER 30, 1999


CONTRACTS (100 SHARES PER CONTRACT)                                  VALUE
------------------------------------                                 ------

            The Chase Manhattan Corporation:
     200       Expiration October 1999,
               Exercise Price $70.00                               $14,375
     250       Expiration October 1999,
               Exercise Price $75.00                                57,812
     100       Expiration October 1999,
               Exercise Price $80.00                                55,625
     300       Expiration November 1999,
               Exercise Price $65.00                                29,062
     150    The Cheesecake Factory Incorporated
               Expiration October 1999,
               Exercise Price $30.00                                39,375
            CIENA Corporation:
     150       Expiration October 1999,
               Exercise Price $25.00                                 2,812
     150       Expiration October 1999,
               Exercise Price $30.00                                 6,094
     100    Cintas Corporation
               Expiration October 1999,
               Exercise Price $45.00                                   100
     150    Circuit City Stores - Circuit City Group
               Expiration October 1999,
               Exercise Price $35.00                                 3,281
            Cisco Systems, Inc.:
     200       Expiration October 1999,
               Exercise Price $50.00                                   200
     100       Expiration October 1999,
               Exercise Price $70.00                                30,312
            Citigroup Inc.:
     400       Expiration October 1999,
               Exercise Price $40.00                                15,000
     100       Expiration October 1999,
               Exercise Price $42.50                                 8,437
     150    CMGI Inc.
               Expiration October 1999,
               Exercise Price $80.00                                 4,687
     100    Coulter Pharmaceutical, Inc.
               Expiration October 1999,
               Exercise Price $25.00                               111,250
            Countrywide Credit Industries, Inc.:
     100       Expiration October 1999,
               Exercise Price $30.00                                 5,625
     100       Expiration October 1999,
               Exercise Price $35.00                                31,875
            Cytyc Corporation:
      60       Expiration November 1999,
               Exercise Price $17.50                                    60
     100       Expiration November 1999,
               Exercise Price $25.00                                 3,125


CONTRACTS (100 SHARES PER CONTRACT)                                  VALUE
------------------------------------                                 ------

            Dell Computer Corporation:
     550       Expiration October 1999,
               Exercise Price $42.50                              $116,875
     300       Expiration November 1999,
               Exercise Price $40.00                                75,000
            DOTindex:
      25       Expiration October 1999,
               Exercise Price $540.00                                6,250
     100       Expiration October 1999,
               Exercise Price $560.00                               41,250
      50       Expiration October 1999,
               Exercise Price $580.00                               36,250
     200    Duane Reade Inc.
               Expiration October 1999,
               Exercise Price $30.00                                30,000
     100    E*TRADE Group,Inc.
               Expiration October 1999,
               Exercise Price $22.50                                10,625
     100    Equifax Inc.
               Expiration October 1999,
               Exercise Price $30.00                                24,375
     100    Fairfield Communities, Inc.
               Expiration October 1999,
               Exercise Price $12.50                                16,875
            Fannie Mae:
     500       Expiration October 1999,
               Exercise Price $60.00                                32,812
     100       Expiration October 1999,
               Exercise Price $65.00                                30,625
            Freddie Mac:
     500       Expiration October 1999,
               Exercise Price $50.00                                32,812
     100       Expiration October 1999,
               Exercise Price $55.00                                33,125
     100    First Data Corporation
               Expiration October 1999,
               Exercise Price $40.00                                 2,500
            Gateway Inc.:
     450       Expiration October 1999,
               Exercise Price $45.00                               126,563
      60       Expiration November 1999,
               Exercise Price $40.00                                14,250
            General Electric Company:
     200       Expiration October 1999,
               Exercise Price $110.00                               10,000
     100       Expiration October 1999,
               Exercise Price $115.00                               15,625
     200       Expiration November 1999,
               Exercise Price $110.00                               42,500


                     See notes to the financial statements.

--------------------------------------------------------------------------------
 PRUDENT BEAR FUND
--------------------------------------------------------------------------------


CHEDULE OF INVESTMENTS (CONT.)
SEPTEMBER 30, 1999

CONTRACTS (100 SHARES PER CONTRACT)                                  VALUE
------------------------------------                                 ------

     300    General Motors Corporation
               Expiration October 1999,
               Exercise Price $60.00                               $19,688
            H&R Block, Inc.:
     400       Expiration October 1999,
               Exercise Price $45.00                                97,500
     250       Expiration November 1999,
               Exercise Price $40.00                                35,937
     150    Hewlett-Packard Company
               Expiration November 1999,
               Exercise Price $85.00                                48,750
            Household International, Inc.:
     200       Expiration October 1999,
               Exercise Price $35.00                                 7,500
     200       Expiration October 1999,
               Exercise Price $40.00                                33,750
     250    ICOS Corporation
               Expiration October 1999,
               Exercise Price $25.00                                 5,469
     100    IDEC Pharmaceuticals Corporation
               Expiration October 1999,
               Exercise Price $90.00                                51,875
      20    Illinois Tool Works Inc.
               Expiration November 1999,
               Exercise Price $70.00                                 5,000
     350    Intel Corporation
               Expiration October 1999,
               Exercise Price $75.00                               115,937
            International Business Machines Corporation:
     100       Expiration October 1999,
               Exercise Price $125.00                               59,375
     100       Expiration November 1999,
               Exercise Price $115.00                               43,125
     200    Linear Technology Corporation
               Expiration October 1999,
               Exercise Price $60.00                                68,750
            Lucent Technologies Inc.:
     100       Expiration October 1999,
               Exercise Price $55.00                                 1,250
     150       Expiration October 1999,
               Exercise Price $60.00                                10,781
     200       Expiration November 1999,
               Exercise Price $55.00                                21,250
     100    Marsh & McLennan Companies, Inc.
               Expiration October 1999,
               Exercise Price $70.00                                34,375
     150    Maxim Integrated Products, Inc.
               Expiration October 1999,
               Exercise Price $65.00                                59,063

CONTRACTS (100 SHARES PER CONTRACT)                                  VALUE
------------------------------------                                 ------

     100    MBIA, Inc.
               Expiration November 1999,
               Exercise Price $50.00                               $43,125
     100    MBNA Corporation
               Expiration October 1999,
               Exercise Price $25.00                                23,750
     100    MCI WorldCom, Inc.
               Expiration October 1999,
               Exercise Price $75.00                                43,125
     100    McDonald's Corporation
               Expiration December 1999,
               Exercise Price $40.00                                10,000
     100    Medallion Financial Corp.
               Expiration November 1999,
               Exercise Price $20.00                                12,813
            MGIC Investment Corporation:
     100       Expiration October 1999,
               Exercise Price $40.00                                   100
     100       Expiration November 1999,
               Exercise Price $45.00                                18,125
     100       Expiration December 1999,
               Exercise Price $40.00                                 9,375
     250    Micron Technology, Inc.
               Expiration October 1999,
               Exercise Price $70.00                               184,375
            Morgan Stanley High Tech Index Pool:
      30       Expiration October 1999,
               Exercise Price $1,190.00                             73,500
      50       Expiration October 1999,
               Exercise Price $1,200.00                            141,250
      50       Expiration October 1999,
               Exercise Price $1,210.00                            160,000
     100       Expiration October 1999,
               Exercise Price $1,220.00                            365,000
            Motorola, Inc.:
     100       Expiration October 1999,
               Exercise Price $85.00                                20,313
     150       Expiration November 1999,
               Exercise Price $80.00                                34,219
     200    Network Appliance, Inc.
               Expiration October 1999,
               Exercise Price $55.00                                   200
     100    Oracle Corporation
               Expiration October 1999,
               Exercise Price $45.00                                15,625
     200    Orckit Communications Ltd.
               Expiration October 1999,
               Exercise Price $25.00                                   200


                     See notes to the financial statements.

--------------------------------------------------------------------------------
 PRUDENT BEAR FUND
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (CONT.)
SEPTEMBER 30, 1999


CONTRACTS (100 SHARES PER CONTRACT)                                  VALUE
------------------------------------                                 ------


     500    Organogenesis Inc.
               Expiration October 1999,
               Exercise Price $7.50                                $21,875
     150    Outback Steakhouse, Inc.
               Expiration October 1999,
               Exercise Price $25.00                                17,813
      80    Papa John's International,Inc.
               Expiration October 1999,
               Exercise Price $35.00                                    80
            Philadelphia Semiconductor Index:
     100       Expiration October 1999,
               Exercise Price $490.00                              150,000
      50       Expiration November 1999,
               Exercise Price $450.00                               76,250
     100    Philadelphia Stock Exchange Gold
               and Silver Index
               Expiration October 1999,
               Exercise Price $70.00                                 4,688
     300    The PMIGroup, Inc.
               Expiration October 1999,
               Exercise Price $40.00                                24,375
     200    PNC Bank Corp.
               Expiration October 1999,
               Exercise Price $50.00                                 8,750
     200    Premier Parks Inc.
               Expiration October 1999,
               Exercise Price $30.00                                35,000
      50    Pre-Paid Legal Services, Inc.
               Expiration October 1999,
               Exercise Price $30.00                                   625
     100    Provident Financial Group, Inc.
               Expiration October 1999,
               Exercise Price $40.00                                36,875
     100    Radian Group Inc.
               Expiration October 1999,
               Exercise Price $45.00                                28,125
            Rambus Inc.:
     100       Expiration November 1999,
               Exercise Price $60.00                                45,625
     300       Expiration November 1999,
               Exercise Price $70.00                               285,000
     200    Russell 2000 Index
               Expiration October 1999,
               Exercise Price $430.00                              161,250

 CONTRACTS (100 SHARES PER CONTRACT)                                 VALUE
------------------------------------                                 ------

            S&P 100 Index:
      50      Expiration October 1999,
              Exercise Price $650.00                               $24,688
     150      Expiration October 1999,
              Exercise Price $680.00                               230,625
     100    Scientific-Atlanta, Inc.
              Expiration November 1999,
              Exercise Price $45.00                                 23,750
      70    Sealed Air Corporation
               Expiration November 1999,
               Exercise Price $50.00                                21,438
      30    SFX Entertainment, Inc.
               Expiration October 1999,
               Exercise Price $36.625                               19,125
     300    Siebel Systems, Inc.
               Expiration October 1999,
               Exercise Price $65.00                                75,000
     200    STMicroelectronics N.V. - NYS
               Expiration October 1999,
               Exercise Price $67.50                                17,500
     200    SunTrust Banks, Inc.
               Expiration October 1999,
               Exercise Price $65.00                                22,500
     200    Sun Microsystems, Inc.
               Expiration November 1999,
               Exercise Price $85.00                                61,250
     150    Tandy Corporation
               Expiration October 1999,
               Exercise Price $42.50                                   150
     100    Telecomunicacoes Brasileiras S.A. - ADR
               Expiration October 1999,
               Exercise Price $75.00                                23,125
     250    Telefonaktiebolaget LM Ericsson - ADR
               Expiration October 1999,
               Exercise Price $30.00                                16,406
     200    Telefonos de Mexico S.A. - ADR
               Expiration October 1999,
               Exercise Price $70.00                                28,750
     100    Tiffany & Co.
               Expiration October 1999,
               Exercise Price $50.00                                 3,125
     140    United Technologies Corporation
               Expiration November 1999,
               Exercise Price $55.00                                18,375
     200    U.S. Bancorp
               Expiration October 1999,
               Exercise Price $32.50                                50,000

                     See notes to the financial statements.

--------------------------------------------------------------------------------
 PRUDENT BEAR FUND
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (CONT.)
SEPTEMBER 30, 1999


CONTRACTS (100 SHARES PER CONTRACT)                                  VALUE
------------------------------------                                 ------


     100    Wellpoint Health Networks Inc.
               Expiration November 1999,
               Exercise Price $60.00                               $57,500
     200    Wells Fargo Company
               Expiration October 1999,
               Exercise Price $40.00                                27,500
     150    Wendy's International, Inc.
               Expiration December 1999,
               Exercise Price $25.00                                16,875
     100    Whole Foods Market, Inc.
               Expiration November 1999,
               Exercise Price $30.00                                12,500
     100    Yahoo! Inc.
               Expiration October 1999,
               Exercise Price $170.00                               63,125
     100    Zonagen, Inc.
               Expiration November 1999,
               Exercise Price $10.00                                70,625
                                                                ----------
            TOTAL PUT OPTIONS PURCHASED
            (Cost $5,855,062)                                    5,452,544
                                                                ----------

  SHARES
---------

            PREFERRED STOCKS - 1.3%*
  57,500    Freeport-McMoRan
               Copper & Gold, Inc.**                               941,562
  56,500    Freeport-McMoRan
               Copper & Gold, Inc. - Series Gold**               1,098,219
  65,400    Freeport-McMoRan
               Copper & Gold, Inc. - Series Silver**               870,637
                                                                ----------
            TOTAL PREFERRED STOCKS
               (Cost $2,687,539)                                 2,910,418
                                                                ----------

            WARRANTS - 0.2%*
  52,117    Avigen, Inc.
               Expiration December 2003,
               Exercise Price $4.76 (Cost $6,515) <F4>             358,461
 300,000    LS Capital Corporation
               Expiration March 2000,
               Exercise Price $0.60
              (Acquired 2/19/98, Cost $3,000) <F4>r                      0
 333,333    NexMed, Inc.
               Expiration April 2000,
               Exercise Price $2.25
               (Acquired 9/30/99, Cost $333) <F4>r                     333
                                                                ----------
            TOTAL WARRANTS
               (Cost $9,848)                                       358,794
                                                                ----------

 PRINCIPAL
  AMOUNT                                                             VALUE
-----------                                                          -----
               U.S. TREASURY NOTES - 55.4%*
$41,000,000     5.25%, 05/31/2001<F5>                          $40,769,375
 10,500,000     5.75%, 06/30/2001<F5>                           10,513,125
 56,000,000     5.50%, 07/31/2001<F5>                           55,860,000
 15,000,000     6.25%, 10/31/2001<F5>                           15,168,750
                                                             -------------
               TOTAL U.S. TREASURY NOTES
                (Cost $122,375,835)                            122,311,250
                                                             -------------

               SHORT-TERM INVESTMENTS - 12.9%*
                U.S. TREASURIES - 12.9%*
                U.S. Treasury Bills:
  5,542,000     4.55%, 12/02/1999<F5>                            5,498,573
 16,118,000     4.64%, 12/23/1999<F5>                           15,945,569
  5,723,000     4.70%, 12/30/1999<F5>                            5,655,755
  1,400,000     4.77%, 03/09/2000<F5>                            1,370,320
                                                             -------------
               TOTAL U.S. TREASURIES                            28,470,217
                                                             -------------

               TOTAL SHORT-TERM INVESTMENTS
               (Cost $28,470,983)                               28,470,217
                                                             -------------
               TOTAL INVESTMENTS
               (Cost $198,122,355)                            $201,317,785
                                                             =============


ADR - American Depository Receipt
GDR - Global Depository Receipt
NYS - New York Shares
*     Calculated as a percentage of net assets.
**     Non-income producing security.
 r     Restricted security.
<F1>   Shares are held to cover all or a portion of a corresponding short position.
<F2>   Private placement issue (trades at a 15% discount to market value).
<F3>   Foreign security.
<F4>   Fair valued security.
<F5>   All or a portion of the securities have been committed as collateral for open short positions and open futures contracts.

                     See notes to the financial statements.

--------------------------------------------------------------------------------
 PRUDENT BEAR FUND
--------------------------------------------------------------------------------


SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 1999


SHARES                                                                VALUE
--------                                                             ------

  17,000    Action Performance Companies, Inc.                    $358,062
  10,000    Actrade International, Ltd.                            133,750
  10,000    ADC Telecommunications, Inc.                           419,375
  20,000    Advantage Learning Systems, Inc.                       372,500
  16,000    Alliance Capital Management L.P.                       439,000
   5,000    Amazon.com, Inc.                                       399,687
  20,000    Ambac Financial Group, Inc.                            947,500
   2,000    America Online, Inc.                                   208,000
  53,000    AmeriCredit Corp.                                      791,687
  25,500    Ameritrade Holding Corporation - Class A               468,562
  61,500    Ancor Communications, Incorporated                   1,491,375
  10,000    Andrx Corporation                                      585,313
  50,000    Anesta Corp.                                           459,375
  20,000    The Ashton TechnologyGroup, Inc.                       150,000
  36,000    Associates First Capital Corporation - Class A       1,296,000
  40,000    ATI Technologies Inc.                                  440,000
  38,000    Atlas Air, Inc.                                        831,250
  15,000    audiohighway.com                                       165,000
  23,500    Aware, Inc.                                            674,156
  10,000    BB&T Corporation                                       323,750
  25,000    BackWeb Technologies Ltd.                              425,000
  33,000    Bank of America Corporation                          1,837,687
  25,000    BankBoston Corporation                               1,084,375
  27,000    The Bear Stearns Companies Inc.                      1,037,812
  78,000    Beyond.com Corporation                                 955,500
  30,000    The Black & Decker Corporation                       1,370,625
  51,000    Boston Scientific Corporation                        1,259,062
   3,300    Boyd Gaming Corporation                                 19,800
  18,000    Campbell Soup Company                                  704,250
  28,000    Capital One Financial Corporation                    1,092,000
  24,000    Carnival Corporation                                 1,044,000
  10,000    Caterpillar Inc.                                       548,125
  32,500    Cell Pathways, Inc.                                    312,812
  20,000    The Chase Manhattan Corporation                      1,507,500
   8,000    The Charles Schwab Corporation                         269,500
  15,000    Cheap Tickets, Inc.                                    485,625
  10,000    CheckFree Holdings Corporation                         411,250
  15,000    The Children's Place Retail Stores, Inc.               399,375
  15,000    CIENA Corporation                                      547,500
  15,000    Circuit City Stores - Circuit CityGroup                632,812
  10,000    Cisco Systems, Inc.                                    685,625
  35,000    Citigroup Inc.                                       1,540,000
  10,000    Clarent Corporation                                    509,375



SHARES                                                                VALUE
--------                                                             ------

  17,000    The Coca-Cola Company                                 $817,062
  50,000    Coca-Cola Enterprises Inc.                           1,128,125
  23,000    Comdisco, Inc.                                         444,187
  12,600    Computer Learning Centers, Inc.                         46,462
  21,000    Conseco, Inc.                                          405,562
  10,000    Corporate Express, Inc.                                 94,062
  20,000    Coulter Pharmaceutical, Inc.                           278,750
  30,000    Countrywide Credit Industries, Inc.                    967,500
  32,000    Covad Communications Group, Inc.                     1,395,000
  26,000    Creative Computers, Inc.                               165,750
  60,000    Credit Acceptance Corporation                          360,000
  13,500    Critical Path, Inc.                                    544,641
  36,000    Crosswalk.Com, Inc.                                    252,000
   9,200    CVS Corporation                                        375,475
  48,500    Cyberian Outpost, Inc.                                 444,836
  25,000    CyberShop.com Inc.                                     145,312
  10,000    Cytyc Corporation                                      386,875
  35,500    Dell Computer Corporation                            1,484,344
  45,000    DIAMONDS Trust, Series I                             4,663,125
  44,000    Digital River, Inc.                                    957,000
  22,500    Dollar General Corporation                             694,687
  12,000    Donaldson, Lufkin & Jenrette, Inc.                     474,750
  31,000    Doral Financial Corporation                            414,625
  15,000    drkoop.com, Inc.                                       212,812
  12,500    E-LOAN, Inc.                                           269,531
  36,000    E*TRADE Group, Inc.                                    846,000
  14,000    Efficient Networks, Inc.                               509,250
  70,000    Egghead.com, Inc.                                      490,000
  10,000    Elan Corporation plc - ADR                             335,625
  15,000    Equifax Inc.                                           421,875
  14,000    Fannie Mae                                             877,625
  33,500    FDX Corporation                                      1,298,125
  21,000    Freddie Mac                                          1,092,000
   5,000    Fidelity National Financial, Inc.                       75,937
   4,000    First Tennessee National Corporation                   112,500
  10,000    First Union Corporation                                355,625
  20,200    FIRSTPLUS Financial Group, Inc.                          5,050
  10,000    4Kids Entertainment, Inc.                              312,500
  30,000    Franklin Resources, Inc.                               922,500
 100,000    Full House Resorts, Inc.                               181,250
  22,000    Gateway Inc.                                           977,625
   5,000    The Goldman Sachs Group,Inc.                           305,000
  18,000    GreenPoint Financial Corp.                             478,125

                     See notes to the financial statements.

--------------------------------------------------------------------------------
 PRUDENT BEAR FUND
--------------------------------------------------------------------------------



SCHEDULE OF SECURITIES SOLD SHORT (CONT.)
SEPTEMBER 30, 1999

SHARES                                                                VALUE
--------                                                             ------

  17,000    Harley-Davidson, Inc.                                 $851,062
  10,000    Hasbro,Inc.                                            214,375
  30,000    Household International, Inc.                        1,203,750
  10,000    Hutchinson Technology Incorporated                     270,000
  37,000    ICOS Corporation                                     1,091,500
  15,000    IDT Corporation                                        314,062
  16,000    Illinois Tool WorksInc.                              1,193,000
  20,000    The Immune Response Corporation                         97,500
   1,000    Immunex Corporation                                     43,375
  15,000    Innovex, Inc.                                          135,000
   4,000    IntelCorporation                                       297,250
  10,000    International Business Machines Corporation          1,213,750
  58,000    Internet America, Inc.                                 703,250
  22,000    Invacare Corporation                                   430,375
   5,000    Isle of Capri Casinos, Inc.                             50,000
  14,000    ISS Group, Inc.                                        381,500
  10,000    iTurf Inc. - Class A                                   105,000
 111,000    JB Oxford Holdings, Inc.                               853,312
  15,000    J.P. Morgan & Co. Incorporated                       1,713,750
  15,000    K-Swiss Inc. - Class A                                 473,437
  33,500    Knight/Trimark Group, Inc.                             992,437
  10,000    Kohl's Corporation                                     661,250
  19,500    Kulicke and Soffa Industries, Inc.                     474,094
  25,000    Liberty Digital, Inc. - Class A                        582,813
  10,000    Lowe's Companies, Inc.                                 487,500
  23,000    MBIA, Inc.                                           1,072,375
  20,000    MBNA Corporation                                       456,250
  10,000    MCIWorldCom, Inc.                                      718,750
  24,000    MGIC Investment Corporation                          1,146,000
  10,000    Marsh & McLennan Companies, Inc.                       685,000
  43,682    Metris Companies Inc.                                1,285,889
   8,225    Metromedia Fiber Network, Inc. - Class A               201,513
  23,000    Microchip Technology Incorporated                    1,181,625
  14,500    Miravant Medical Technologies                          146,813
  12,000    Morgan Stanley Dean Witter & Co.                     1,070,250
  15,000    Motorola, Inc.                                       1,320,000
  16,000    Multex.com Inc.                                        204,000
  85,000    NASDAQ - 100 Shares                                 10,231,875
  18,000    National Discount Brokers Group, Inc.                  475,875
  33,000    Net.B@nk, Inc.                                         730,125
  15,000    Northwest Airlines Corporation                         382,500
  20,000    Novoste Corporation                                    356,875
  22,300    NVIDIA Corporation                                     429,275

SHARES                                                                VALUE
--------                                                             ------

  15,000    onlinetradinginc.com                                  $134,063
  15,000    Organogenesis Inc.                                     111,563
   4,000    Osteotech, Inc.                                         54,500
  19,000    Paine Webber Group Inc.                                688,750
  10,500    pcOrder.com, Inc.                                      368,813
  10,000    P.F.Chang's China Bistro, Inc.                         216,250
   3,100    Photronics, Inc.                                        69,556
   6,000    PMC-Sierra, Inc.                                       555,000
  10,000    The PMI Group, Inc.                                    408,750
   5,000    PNC Bank Corp.                                         263,438
  46,000    Preview Travel,Inc.                                    747,500
  50,000    Prodigy Communications Corporation                     887,500
  19,000    Provident Financial Group, Inc.                        694,688
  27,000    Providian Financial Corporation                      2,138,063
  79,000    quepasa.com, inc.                                      617,188
  22,000    Quicksilver, Inc.                                      401,500
  13,000    Radian Group Inc.                                      558,188
   5,000    Rambus Inc.                                            331,250
   6,500    Regions Financial Corporation                          195,000
  30,400    ResMed Inc.                                          1,005,100
  55,000    Rhythms NetConnections Inc.                          1,897,500
  12,000    Rite Aid Corporation                                   165,750
  35,000    Rock Financial Corporation                             640,938
  13,000    Salon.com Inc.                                          64,188
  50,000    S & P 500 Depositary Receipt                         6,437,500
  16,200    Seagate Technology, Inc.                               499,163
  12,000    SFX Entertainment, Inc.                                366,000
   7,000    Shared Medical Systems Corporation                     327,250
  25,000    Silicon Valley Bancshares                              603,125
  10,000    SoftNet Systems, Inc.                                  243,750
   9,800    Southern Pacific Funding Corporation                       490
  31,000    SportsLine USA, Inc.                                   916,438
  60,000    STAR Telecommunications, Inc.                          324,375
   5,000    Station Casinos, Inc.                                  116,250
  26,100    Styleclick.com Inc.                                    179,438
  13,000    T. Rowe Price Associates, Inc.                         356,688
   3,700    Tandy Corporation                                      191,244
  43,500    Telebanc Financial Corporation                       1,000,500
  15,000    Telecomunicacoes Brasileiras S.A. - ADR              1,124,063
  30,000    Telefonos de Mexico S.A. - ADR                       2,137,500
  25,000    Tellabs, Inc.                                        1,423,438
  42,000    theglobe.com, inc.                                     574,875
  40,000    TheStreet.com, Inc.                                    725,000

                     See notes to the financial statements.

--------------------------------------------------------------------------------
 PRUDENT BEAR FUND
--------------------------------------------------------------------------------


SCHEDULE OF SECURITIES SOLD SHORT (CONT.)
SEPTEMBER 30, 1999

SHARES                                                                VALUE
--------                                                             ------


  10,000    Time Warner Inc.                                      $607,500
  12,000    Tommy Hilfiger Corporation                             338,250
   3,000    Tupperware Corporation                                  60,750
  84,826    uBid, Inc.                                           2,237,286
  29,900    United Companies Financial Corporation                   2,990
  30,000    United Technologies Corporation                      1,779,375
  80,000    US Airways Group, Inc.                               2,100,000
  20,000    Walgreen Co.                                           507,500
   9,000    Wal-Mart Stores, Inc.                                  428,063
  12,000    Webb Interactive Services, Inc.                        122,250
  35,000    WEBS-Hong Kong                                         398,125
  10,000    Whole Foods Market, Inc.                               327,188
   2,500    Yahoo! Inc.                                            448,750
   4,200    Zenith Electronics Corporation                             252
                                                             -------------

            TOTAL SECURITIES SOLD SHORT
            (Proceeds $144,400,013)                           $133,701,771
                                                             =============

WEBS - World Equity Benchmark Shares


                     See notes to the financial statements.

--------------------------------------------------------------------------------
 PRUDENT BEAR FUND
--------------------------------------------------------------------------------



NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 1999

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
     Prudent Bear Funds, Inc. (the "Company") was incorporated on October 25, 1995, as a Maryland Corporation and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 ("1940 Act"). The Company currently consists of one series, Prudent Bear Fund (the "Fund"). The investment objective of the Fund is capital appreciation. In seeking its investment objective of capital appreciation, the Fund will invest primarily in common stocks and warrants, engage in short sales, and effect transactions in stock futures contracts, options on stock index futures contracts and options on securities and stock indexes. The Fund commenced operations on December 28, 1995.

     The costs incurred in connection with the organization, initial registration and public offering of shares, aggregating $30,100, have been paid by the Adviser. The Fund has reimbursed the Adviser. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations.

     The Fund has issued two classes of shares: No Load and Class C shares. The No Load shares are subject to a 0.25% 12b-1 fee, while the Class C shares are subject to a 1.00% 12b-1 fee, in accordance with the Fund's prospectuses. Each class of shares has identical rights and privileges except with respect to 12b-1 fees and voting rights on matters affecting a single class of shares.

     The following is a summary of significant accounting policies consistently followed by the Fund.

     a) Investment Valuation - Common stocks and securities sold short that are listed on a security exchange or quoted on the NASDAQ Stock Market are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Common stocks and securities sold short which are listed on an exchange or the NASDAQ Stock Market but which are not traded on the valuation date are valued at the average of the current bid and asked price. Unlisted equity securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid price. Mutual fund investments are valued at the net asset value on the day the valuation is made. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by management in accordance with procedures approved by the Board of Directors. At September 30, 1999, such securities represent 4.5% of investments, at value. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

     b) Short Positions - The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settle ment amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. The Fund's receivable from broker for proceeds on securities sold short is with two major security dealers. The Fund does not require the brokers to maintain collateral in support of the receivable from broker for proceeds on securities sold short.

     c) Written Option Accounting - The Fund writes (sells) call options for trading purposes and writes put options for hedging purposes. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or

--------------------------------------------------------------------------------
 PRUDENT BEAR FUND
--------------------------------------------------------------------------------


NOTES TO THE FINANCIAL STATEMENTS (continued)


          loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on securities sold short) and the Fund realizes a gain or loss from the sale of the security (or closing of the short sale).

     d) Collateral on Short Sales, Written Options and Futures Contracts - As collateral for short positions, written options and futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash or liquid securities. For short positions, this collateral must equal the market value of the securities sold short, but not less than the market value of such securities at the time they were sold short. For written options, this collateral must equal the market value of the purchase obligation for put options or the market value of the instrument underlying the contract for call options. For futures contracts, this collateral must equal the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract for short futures contracts. All collateral is required to be adjusted daily. Treasury and other liquid securities in the amount of $157,202,491 have been committed as collateral for short sales and futures contracts as of September 30, 1999.

     e) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders. Additionally, the Fund intends to make all required distributions to avoid federal excise tax.

     f) Purchased Option Accounting - Premiums paid for option contracts purchased are included in the Statement of Assets and Liabilities as an asset. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities. Put option contracts are held by the Fund for trading purposes and call option contracts are held by the Fund for trading and hedging purposes.

     g) Distributions to Shareholders - Dividends from net investment income are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually.

     h) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     i) Other - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions by com paring the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Investment income includes $4,217,107 of interest earned on receivables from brokers for proceeds on securities sold short. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified in the capital accounts.

     j) Futures Contracts and Options on Futures Contracts - The Fund may purchase and sell stock index futures contracts and options on such futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

--------------------------------------------------------------------------------
 PRUDENT BEAR FUND
--------------------------------------------------------------------------------


NOTES TO THE FINANCIAL STATEMENTS (continued)


     k)   Risks of Options, Futures Contracts and Options on Futures Contracts
          - The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract.

     l) Restricted Securities - The Fund owns investment securities which are unregistered and thus restricted as to resale. These securities are valued by the Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, the Fund has the right to include these securities in such registration, generally without cost to the Fund. The Fund has no right to require registration of unregistered securities. At September 30, 1999, the Fund had restricted securities with an aggregate market value of $3,661,028 representing 1.7% of the net assets of the Fund.

     m) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     n) Foreign Currency Translations - The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market price of such securities. However, for federal income tax purposes the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

2. CAPITAL SHARE TRANSACTIONS
   Transactions in shares of the Fund were as follows:

                                                       Year Ended
   No Load Shares:                                 September 30, 1999
                                                  -------------------
                                                $                  Shares
                                       -------------           ------------
   Shares sold                          $571,689,896            109,523,844
   Shares issued to holders in
     reinvestment of dividends             3,546,118                703,596
   Shares redeemed                     (452,521,309)           (84,981,005)
                                     ---------------         --------------
   Net increase                         $122,714,705             25,246,435
                                     ---------------
   Shares Outstanding:
     Beginning of period                                         23,662,896
                                                             --------------
     End of period                                               48,909,331
                                                             ==============


                                                  February 8, 1999*
Class C Shares:                              through September 30, 1999
                                             ---------------------------
                                                $                  Shares
                                       -------------           ------------
   Shares sold                             $ 201,377                 47,147
   Shares issued to holders in
     reinvestment of dividends                     -                      -
   Shares redeemed                           (4,257)                (1,046)
                                     ---------------         --------------
   Net increase                            $ 197,120                 46,101
                                     ===============         ==============

--------------------------------------------------------------------------------
 PRUDENT BEAR FUND
--------------------------------------------------------------------------------


NOTES TO THE FINANCIAL STATEMENTS (continued)

                                                     Year Ended
No Load Shares:                                  September 30, 1998
                                             ---------------------------
                                                $                  Shares
                                       -------------           ------------
   Shares sold                          $457,679,213             64,975,126
   Shares issued to holders in
     reinvestment of dividends             1,507,668                189,644
   Shares redeemed                     (312,781,980)           (45,136,010)
                                     ---------------         --------------
   Net increase                         $146,404,901             20,028,760
                                     ===============
   Shares Outstanding:
     Beginning of period                                          3,634,136
                                                             --------------
     End of period                                               23,662,896
                                                             ==============
* commencement of operations

3.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of investments, excluding short-term investments, options and short positions, by the Fund for the year ended September 30, 1999, were $292,831,401 and $152,653,929, respectively.
     Included in these amounts were purchases of long-term U.S. government securities of $122,398,984 for the year ended September 30, 1999.

     At September 30, 1999, gross unrealized appreciation and depreciation ofinvestments for tax purposes were as follows:

     Appreciation                                               $11,900,745
     (Depreciation)                                             (9,772,196)
                                                             --------------
     Net appreciation on investments                            $ 2,128,549
                                                             ==============

     At September 30, 1999, the cost of investments for federal income tax purposes was $199,189,236.

     At September 30, 1999, the Fund had an accumulated net realized capital loss carryover of $1,076,667 expiring in 2006. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover. In addition, the Fund realized, on a tax basis, post-October losses through September 30, 1999 of $89,679,561 which are not recognized for tax purposes until the first day of the following fiscal year.

4.   INVESTMENT ADVISORY AND OTHER AGREEMENTS
     The Fund has entered into an Investment Advisory Agreement with David W. Tice & Associates, Inc. Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% as applied to the Fund's daily net assets. Certain officers of the Adviser are also officers of the Fund.

     Firstar Mutual Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. Firstar Bank Milwaukee, N.A. serves as custodian for the Fund.

 5.  FUTURES CONTRACTS
     At September 30, 1999, the Fund had entered into stock index futures contracts. The net unrealized appreciation of $579,835 is included in the net unrealized appreciation section of the accompanying financial statements. The terms of the open contracts are as follows:

     Number of     Underlying           Market Value of           Unrealized
     Contracts     Instrument         Underlying Instrument      Appreciation
     ---------    -----------         ---------------------     -------------
     (70)           Nasdaq 100 Index
                    December 1999         $17,069,500             $295,885
     (18)           S&P 500 Index
                    December 1999           5,841,900              283,950
                                                                ----------
                                                                  $579,835
                                                                ==========

6.   OPTION CONTRACTS WRITTEN
     The premium amount and the number of option contracts written during the year ended September 30, 1999, were as follows:

                                      Premium Amount      Number of Contracts
                                     ---------------      --------------------
     Options outstanding at
       September 30, 1998             $   210,555                      800
     Options written                    2,699,551                    4,725
     Options closed                   (2,513,657)                  (4,675)
     Options exercised                   (74,547)                    (100)
     Options expired                    (321,902)                    (750)
                                     ------------           --------------
     Options outstanding at
       September 30, 1999             $         -                        -
                                     ============           ==============

-----------------------------------------------------------------------------
     PRUDENT BEAR FUND
-----------------------------------------------------------------------------


Notes to the Financial Statements (continued)


7.   SERVICE AND DISTRIBUTION PLAN
     The Fund has adopted Service and Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Fund's average daily net assets for the No Load shares and up to 1.00% for the Class C shares. The currently approved rate is 0.25% and 1.00% of average daily assets for the No Load and Class C shares, respectively. Payments made pursuant to the Plans may only be used to pay distribution expenses in the year incurred. Amounts paid under the Plans by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Fund incurred $357,186 for the No Load Shares and $576 for the Class C Shares pursuant to the Plans for the year ended September 30, 1999.

(back cover)

PRUDENT BEAR FUND
-----------------------------------------
INVESTMENT ADVISER
    DAVID W. TICE & ASSOCIATES, INC.
    8140 WALNUT HILL LANE, SUITE 300
    DALLAS, TEXAS 75231
    HTTP://WWW.PRUDENTBEAR.COM

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
    FIRSTAR MUTUAL FUND SERVICES, LLC
    615 EAST MICHIGAN STREET
    P.O. BOX 701
    MILWAUKEE, WISCONSIN 53201

CUSTODIAN
    FIRSTAR BANK MILWAUKEE, N.A.
    P.O. BOX 701
    MILWAUKEE, WISCONSIN 53201

INDEPENDENT ACCOUNTANTS
    PRICEWATERHOUSECOOPERS LLP
    MILWAUKEE, WISCONSIN

LEGAL COUNSEL
    FOLEY & LARDNER
    MILWAUKEE, WISCONSIN